As filed with the Securities and Exchange Commission on July 25, 1996

                                                  Registration No. 333-

- --------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            HOST MARRIOTT CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                                                    53-0085950
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                               10400 Fernwood Road
                             Washington, D.C. 20817
               (Address of Principal Executive Offices) (Zip Code)


                         HOST MARRIOTT CORPORATION (HMC)
                           RETIREMENT AND SAVINGS PLAN
                            (Full title of the plan)

                             Christopher G. Townsend
                               Corporate Secretary
                            Host Marriott Corporation
                               10400 Fernwood Road
                             Washington, D.C. 20058
                                 (301) 380-9000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

- --------------------------------------------------------------------------------
                         CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
Title of Securities      Amount         Proposed       Proposed       Amount of
to be registered         to be          maximum        maximum        registration fee
                         registered     offering       aggregate
                                        price          offering
                                        per            price(1)
                                        share(1)
- ---------------------------------------------------------------------------------

Common Stock, par
value $.01 per           300,000        $ 13.50         $ 4,050,000.00 $ 1,396.55
share
- ---------------------------------------------------------------------------------

(1) Pursuant to Rule 457(h), these prices are estimated solely for the purpose of calculating the registration fee and are based upon the average of the high and low sales prices of the Registrant's Common Stock on the New York Stock Exchange on July 19, 1996.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Host Marriott Corporation (HMC) Retirement and Savings Plan (the "Plan") employee benefit plan described herein. There are also registered hereunder such additional indeterminate number of shares as may be issued as a result of the antidilution provisions of the Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


     The documents containing information specified by Part I of Form S-8 have been or will be sent or given to participants in the Plan as specified in Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not being filed with the Commission but constitute (along with the documents incorporated by reference into the Registration Statement pursuant to Item 3 of Part II hereof), a prospectus that meets the requirements of Section 10(a) of the Securities Act.







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


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

     The following documents filed with the Commission are incorporated herein by reference:

(1)  Form S-1 Registration Statement filed March 26, 1996;

(2) The Company's Annual Report on Form 10-K for the fiscal year ended December 29, 1995;

(3) The Company's Current Report on Form 8-K dated January 11, 1996 filed with the Commission on January 17, 1996;

(4) The Company's Current Report on Form 8-K dated January 17, 1996 filed with the Commission on January 17, 1996;

(5) The Company's Current Report on Form 8-K dated February 28, 1996 filed with the Commission on March 1, 1996;

(6) The Company's Current Report on Form 8-K/A dated March 7, 1996 filed with the Commission on March 7, 1996;

(7) The Company's Quarterly Report on Form 10-Q for the twelve weeks ended March 22, 1996;

(8) The Joint Proxy Statement/Prospectus of the Company on Form 14A and Form S-4 dated March 9, 1996;

(9) The Company's Current Report on Form 8-K dated May 31, 1996 filed with the Commission on June 5, 1996; and

(10) The Company's Current Report on Form 8-K dated July 11, 1996 filed with the Commission on July 15, 1996.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, prior to the filing of a post effective amendment that (1) indicates that all securities offered pursuant to this registration statement have been sold or (2) deregisters all Securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents.

Item 4.  Description of Securities

           Not applicable

Item 5.  Interests of Named Experts and Counsel

     The opinion of counsel constituting Exhibit 23.4 has been rendered by an employee eligible for the Plan.





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



Item 6.  Indemnification of Directors and Officers

     Section 145 of the Delaware General Corporation Law (the "DGCL") provides for the indemnification of officers and directors under certain circumstances against expenses (including attorneys, fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceedings in which he is involved by reason of the fact that he is or was a director or officer of the Company if he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, in respect to the criminal actions or proceedings, if he had no reasonable cause to believe that his conduct was unlawful. The Certificate and By-laws of the Company provide for indemnification of its officers and directors to the full extent authorized by law.

     The Company maintains officers' and directors' liability insurance which insures against liabilities that the officers and directors of the Company may incur in such capacities.

Item 7.  Exemption from Registration Claimed

         Not applicable


Item 8.  Exhibits

Exhibit
Number                        Description
- -------                       -----------

4.1 - Restated Certificate of Incorporation, incorporated by reference from the Form 8-K (filed October 23, 1993)

4.2 - Amended Marriott Corporation By-Laws, incorporated by reference from the Form 8-K (filed October 23, 1993)

4.3  - The Plan

5.1  - Opinion as to Legality of the Securities offered

5.2 - The registrant has submitted the Plan to the Internal Revenue Service for a determination that the Plan is qualified under Internal Revenue Code
       Section 401(a) in a timely manner and will make all changes required by the Internal Revenue Service in order to qualify the Plan.

23.1 - Consent of Arthur Andersen LLP

23.2 - Consent of Ernst & Young LLP

23.3 - Consent of KPMG Peat Marwick LLP

23.4 - Consent of the Company's Law Department, see Exhibit 5.1

24   - The Power of  Attorney  by the  Officers  and  Directors  who signed this
       Registration Statement is set forth on page 5 herein.

Item 9.  Undertakings

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     The Registrant. Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on this 25th day of July, 1996.


                            HOST MARRIOTT CORPORATION


                            By /s/ Christopher G. Townsend
                            ------------------------------
                            Christopher G. Townsend
                            Senior Vice President, Corporate Secretary
                             and Deputy General Counsel


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan's administrator has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on this 25th day of July, 1996.


                             HOST MARRIOTT CORPORATION (HMC)
                              RETIREMENT AND SAVINGS PLAN


                             By   /s/ Bruce F. Stemerman
                             ---------------------------
                             Bruce F. Stemerman
                             Plan Administrator

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signatures" constitutes and appoints Christopher G. Townsend his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on this 25th day of July, 1996.

         Signature                                           Title
         ---------                                           -----




         /s/ Richard E. Marriott       Richard E. Marriott
         ----------------------        Chairman of the Board


         /s/ Terence C. Golden         Terence C. Golden
         ----------------------        President and Chief Executive Officer
                                       (Principal Executive Officer)


         /s/ Robert E. Parsons, Jr.    Robert E. Parsons, Jr.
         --------------------------    Chief Financial Officer and
                                       Executive Vice President
                                       (Principal Financial Officer)


         /s/ Donald D. Olinger         Donald D. Olinger
         ---------------------         Vice President and Corporate Controller
                                       (Principal Accounting Officer)


         /s/ J.W. Marriott, Jr.        J.W. Marriott, Jr.
         ---------------------         Director


         /s/ Ann Dore McLaughlin       Ann Dore McLaughlin
         -----------------------       Director


         /s/ Harry L. Vincent, Jr.     Harry L. Vincent, Jr.
         -------------------------     Director


         /s/ R. Theodore Ammon         R. Theodore Ammon
         ---------------------         Director


         /s/ Robert M. Baylis          Robert M. Baylis
         --------------------          Director

EXHIBIT INDEX


Exhibit
Number                Description
 -----

4.1 - Restated Certificate of Incorporation, incorporated by reference from the Form 8-K (filed October 23, 1993)

4.2 - Amended Marriott Corporation By-Laws, incorporated by reference from the Form 8-K (filed October 23, 1993)

4.3  - The Plan

5.1  - Opinion as to Legality of the Securities offered

5.2 - The registrant has submitted the Plan to the Internal Revenue Service for a determination that the Plan is qualified under Internal Revenue Code
       Section 401(a) in a timely manner and will make all changes required by the Internal Revenue Service in order to qualify the Plan.

23.1 - Consent of Arthur Andersen LLP

23.2 - Consent of Ernst & Young LLP

23.3 - Consent of KPMG Peat Marwick LLP

23.4 - Consent of the Company's Law Department, see Exhibit 5.1

24   - The Power of  Attorney  by the  Officers  and  Directors  who signed this
       Registration Statement is set forth on page 5 herein.






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